Exhibit 99.C

EXHIBIT C

Executive Officers and Directors of Power Corporation of Canada

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, and (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Power Corporation of Canada.

(i)	Paul Desmarais, Sr.
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Executive Committee, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Pierre Beaudoin
(ii)	Director
(iii)	Canada
(iv)	President and Chief Executive Officer, Bombardier Inc.
(v)	800 René-Lévesque Blvd. West Montréal, 30th Floor, Montreal (Québec), Canada H3B 1Y8
(vi)	None
(vii)	None

(i)	Laurent Dassault
(ii)	Director
(iii)	France
(iv)	Vice-President, Groupe Industriel Marcel Dassault SA
(v)	9, Rond-Point des Champs Elysées, 75008 Paris, France
(vi)	None
(vii)	None

(i)	André Desmarais
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Deputy Chairman, President and Co-Chief Executive Officer, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Paul Desmarais, Jr.
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Chairman and Co-Chief Executive Officer, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Henri-Paul Rousseau
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-Chairman, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Anthony R. Graham
(ii)	Director
(iii)	Canada
(iv)	President, Wittington Investments, Limited
(v)	22 St.Clair Avenue East, Suite 2001, Toronto (Ontario) M4T 2S7
(vi)	None
(vii)	None

(i)	Robert Gratton
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Deputy Chairman, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Donald F. Mazankowski
(ii)	Director
(iii)	Canada
(iv)	Company Director
(v)	80 Nottingham Inlet, Sherwood Park (Alberta), Canada T8A 6N2
(vi)	None
(vii)	None

(i)	Jerry E.A. Nickerson
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Board, H.B. Nickerson & Sons Limited
(v)	255 Commercial Street, P.O. Box 130, North Sydney (Nova Scotia), Canada B2A 1B9
(vi)	None
(vii)	None

(i)	James R. Nininger
(ii)	Director
(iii)	Canada
(iv)	Company Director
(v)	17 Down’s Lake Road, Ottawa (Ontario) K1S 4L1
(vi)	None
(vii)	None

(i)	R. Jeffrey Orr
(ii)	Director
(iii)	Canada
(iv)	President and Chief Executive Officer, Power Financial Corporation
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Robert Parizeau
(ii)	Director
(iii)	Canada
(iv)	Chairman, Aon Parizeau Inc.
(v)	700, de la Gauchetière West, Suite 1800, Montreal (Québec) H3B 0A4
(vi)	None
(vii)	None

(i)	Michel Plessis-Bélair
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-Chairman , Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	John A. Rae
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Executive Vice-President, Office of the Chairman of the Executive Committee, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Amaury de Seze
(ii)	Director and Executive Officer
(iii)	France
(iv)	Vice-Chairman, Power Corporation of Canada
(v)	1, Rond-Point des Champs Elysées, 75008 Paris, France
(vi)	None
(vii)	None

(i)	Emőke J.E. Szathmáry
(ii)	Director
(iii)	Canada
(iv)	President Emeritus, University of Manitoba
(v)	70 Dysart Road, Room 112, Winnipeg (Manitoba) R3T 2M6
(vi)	None
(vii)	None

(i)	Philip K. Ryan
(ii)	Executive Officer
(iii)	Canada
(iv)	Executive Vice-President and Chief Financial Officer, Power Corporation of Canada CorporationCorporation
and Power Financial Corporation
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Pierre Larochelle
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Investments, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Edward Johnson
(ii)	Executive Officer
(iii)	Canada
(iv)	Senior Vice-President, General Counsel and Secretary, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Peter Kruyt
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Luc Reny
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Arnaud Vial
(ii)	Executive Officer
(iii)	Canada
(iv)	Senior Vice-President, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Québec), Canada H2Y 2J3
(vi)	None
(vii)	None